                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                              July 20 and 26, 1999
--------------------------------------------------------------------------------
                        (Date of earliest event reported)


                     Peoples Heritage Financial Group, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Maine                                   0-16947                       01-0437984
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)           (IRS Employer
of incorporation)                                            Identification No.)



P.O. Box 9540, One Portland Square, Portland, Maine                   04112-9540
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 (207) 761-8500
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.     OTHER EVENTS

         On July 20 and July 26, 1999, Peoples Heritage Financial Group, Inc. issued the press releases included as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, respectively, which are hereby incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c) The following exhibits are included with this Current Report on Form 8-K:

                  Exhibit 99.1              Press release, dated July 20, 1999

                  Exhibit 99.2              Press release, dated July 26, 1999

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PEOPLES HERITAGE FINANCIAL GROUP, INC.



                              By:          /s/ Peter J. Verrill
                                 -------------------------------------
                                 Name:   Peter J. Verrill
                                 Title:  Executive Vice President,
                                         Chief Financial Officer and Treasurer

Date: July 26, 1999








                                       3